Exhibit 10.1

MUTUAL SEPARATION AGREEMENT AND RELEASE

This is a Separation Agreement and Release ("Agreement") between Michelle Swanback ("Executive") and Western Union, LLC ("Company"), an Affiliate of The Western Union Company ("Western Union"), whereby your employment is being terminated by mutual agreement effective March 31, 2022 ("Termination Date").

For purposes of this Agreement, "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another Person. As used herein, "control" means the power to direct the management or affairs of a Person, and "ownership" means the beneficial ownership of at least 10% of the voting securities of the Person. The Company and/or Western Union shall be deemed to control any settlement network in which it has any equity ownership. As used herein, "Person" means any corporation, limited or general partnership, limited liability company, joint venture, association, organization or other entity.

1. Payments and Benefits. In consideration for Executive's execution of this Agreement, and her compliance with other obligations under this Agreement, including, but not limited to, any non-compete obligation, but subject to the terms of the paragraph in this Agreement titled "Release of Age Discrimination Claims," and the terms of the paragraph titled "Consideration and Remedies," the Company agrees to provide to Executive the following payments and benefits:

(a)
Termination Payment. Executive will receive $1,565,000 ("Termination Payment") payable in equal installments less tax withholding and other legally allowed deductions, on the 15th and last business day of each month for a 9-month period commencing in April 2022, and ending in December 2022, subject to this Agreement having been executed and being fully effective and nonrevocable. For purposes of this Agreement, the period from the Termination Date through December 31, 2022, is referred to as the "Payment Period."

To the extent permitted under applicable law, Executive agrees the Company may deduct from the Termination Payment referenced in subparagraph (a) any outstanding debt Executive owes the Company, Western Union, and/or their subsidiaries or Affiliates including, but not limited to, the value of unreturned property, any overpayment made to Executive, or any other amount Executive owes to Company, Western Union, and/or their subsidiaries or Affiliates.

(b)
Bonus for Year of Termination. Executive agrees that she will not receive a bonus under The Western Union Senior Executive Performance Incentive Plan ("SEPIP") for 2022.
(c)
Benefits Coverage. Subject to the terms of the applicable plan documents, and in accordance with Western Union's policies applicable to similarly situated employees, Executive will continue to be eligible for coverage under Western Union's medical, dental, vision, EAP, health savings account and health care flexible spending account plans (if applicable) until the last day of the month in which the Termination Date occurs. Details about specific plan coverages, conversion and distribution eligibility will be provided separately. Information on electing COBRA coverage will be provided at the conclusion of active group health plan coverage (if applicable).

(d) Long-Term Incentive Awards. Executive shall forfeit Executive's right to any unvested Stock Awards granted pursuant to The Western Union Company 2015 Long-Term Incentive Plan and all such unvested Stock Awards will be canceled by the Company on the Executive's Termination Date.

2. Complete Release. In consideration of those payments and benefits listed above which are payable only under this Agreement, Executive agrees to and hereby does knowingly and voluntarily release and discharge the Company, Western Union, their respective subsidiaries, Affiliates, and insurers, each of the foregoing entities' respective past, present and future agents, executives, directors, officers, attorneys, employees, and the predecessors and successors of each of the foregoing entities, including the subsidiaries, Affiliates, and insurers, agents, executives, directors, officers, attorneys, and employees of any such predecessors and successors (the "Released Parties"), from any and all claims, causes of action and demands of any kind, whether known or unknown, which Executive has, ever has had, or ever in the future may have and which are based on acts, omissions or events occurring up to and including the date of this Agreement. Included in the release set forth in the preceding sentence, without limiting its scope, are claims related to Executive's employment arising under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act of 1974 ("ERISA"), the Worker Adjustment and Retraining Notification Act of 1988 (the "WARN Act") and the Age Discrimination in Employment Act of 1967 ("ADEA"), each as amended, as well as any other federal, state or local employment or labor laws, wrongful discharge or other statutory employment law claims, as well as any claims in contract, tort, or common law, and which are related to Executive's employment with the Company, Western Union, and/or their subsidiaries and Affiliates or the termination of that employment (the "Claims"). The term "Claims" is intended to be broad and all-encompassing and is not limited to those claims specifically cited in the foregoing sentence. Executive also agrees not to participate in any class, collective, representative or group action that may include any of the Claims released above, and will affirmatively opt out of any such class, collective, representative or group action.

Executive affirms that Executive has been paid and/or has received all compensation, wages, bonuses, commissions, expense reimbursements, and/or benefits to which Executive may be entitled, except the Termination Payment referenced in subparagraph (a) of the "Payments and Benefits" paragraph of this Agreement. Executive affirms that Executive has been granted any leave to which Executive was entitled under the Family and Medical Leave Act, or related state or local leave or disability accommodation laws. Executive further affirms that Executive has no known workplace injuries or occupational diseases not previously disclosed in writing to the Released Parties.

Executive further acknowledges and agrees that she is not eligible for any severance payments or benefits under The Western Union Company Severance/Change in Control Policy (Executive Committee Level) (the "Severance Policy") upon Executive's termination of employment with the Company. In consideration for the payments and benefits hereunder, Executive therefore hereby waives any severance payments or benefits to which Executive may be entitled under the Severance Policy upon Executive's Termination Date.

Notwithstanding the foregoing, Executive does not waive claims, causes of action or demands of any kind to enforce this Agreement; claims, causes of action or demands that may arise after the date this Agreement is executed and which are based on acts or omissions occurring after the date this Agreement is signed; or claims, causes of action or demands which by law cannot be released by private agreement between the employer and employee, including but not limited to any claim for any accrued benefits to which Executive has a non-forfeitable right under any ERISA retirement benefit plan. Furthermore, notwithstanding the foregoing, nothing in this Agreement waives a claim which by law cannot be waived.

3.
No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain
Governmental Inquiries. Nothing in this Agreement shall prevent Executive from filing (or participating in the investigation of) a charge of employment discrimination against the Released Parties before a government agency authorized to investigate such claims. Executive and the Released Parties further acknowledge that nothing in the Agreement shall prevent the Equal Opportunity Employment Commission ("EEOC") or any other government agency from separately enforcing Title VII of the Civil Rights Act of 1964, the ADEA, and/or any other employment law. Nothing in the Agreement shall be interpreted as restricting Executive's rights (if any) under Section 7 of the National Labor Relations Act. Executive expressly waives by this Agreement the right to recover monetary damages and any other relief personal to Executive if a charge of employment discrimination, lawsuit or action related to such matters is pursued against the Company by any person or any government agency. Executive understands, however, that this Agreement does not limit Executive's ability to communicate with any government agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency. This Agreement does not limit Executive's right to receive an award for information provided to any government agency.
4.
Return of Company Property. On or before the last day of Executive's active employment, or immediately after any earlier date requested by the Company as determined in its sole discretion, Executive will resign from all titles and positions with the Company, Western Union, and/or their subsidiaries or Affiliates, including any and all board of directors positions, and return to the Company all property and return to the Company all property within Executive's possession belonging to the Company, Western Union, and/or their subsidiaries or Affiliates, any customers of the Company, Western Union, and/or their subsidiaries or Affiliates or any entity with whom the Company, Western Union, and/or their subsidiaries or Affiliates has entered into a confidentiality agreement. Such property to be returned includes, but is not limited to, reports, maps, files, memoranda, records, credit cards, keys, passes, customer lists, information, forms, software, formulas, plans, documents, systems, designs, methodologies, product features, technology, and other written material (whether in electronic or paper format), equipment and access codes, and copies of same that Executive has requested or received, prepared or helped to prepare in connection with Executive's employment with the Company, Western Union, and/or their subsidiaries or Affiliates. Executive will not at any time, now or thereafter, retain any copies, duplicates, reproductions or excerpts of such property.
5.
Non-Competition, Non-Solicitation and Non-Disclosure. Executive understands that Executive is required to abide by the Confidentiality and Restrictive Covenant Agreement,

attached as Exhibit B, which is incorporated herein by reference. Additionally, Executive remains bound by all other agreements related to non-competition, non-solicitation, non-disclosure, or other restrictive covenants by and between Executive and the Company and/or Western Union and/or their subsidiaries or Affiliates; in particular, Executive's 2021 Restrictive Covenant Agreement effective April 8, 2021, and Executive's 2020 RCA effective March 27, 2020 (collectively, the "RCAs"). The RCAs constitute a part of this Agreement and are attached hereto as Exhibit C. In the event any provision of the RCAs conflicts with the Confidentiality and Restrictive Covenant Agreement in Exhibit B, the conflicting terms of the Confidentiality and Restrictive Covenant Agreement will supersede and control any conflicting terms of the RCAs. Any dispute arising out of or related to the Confidentiality and Restrictive Covenant Agreement or the RCAs shall not be subject to the dispute resolution procedure described in Exhibit A of this Agreement.

Executive's obligations under this paragraph are subject to Executive's rights as stated in the paragraph of this Agreement titled "No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquiries."

6. Commencing Another Position. If Executive obtains employment with the Company or its subsidiaries or Affiliates after the date this Agreement is executed and prior to the end of the Payment Period ("Subsequent Company Employment"), any and all further payments or benefits under the Agreement immediately will cease as of the date of such employment. In the event of Subsequent Company Employment, Executive specifically agrees that the offer of employment to Executive by the Company or its subsidiaries or Affiliates, and Executive's acceptance thereof, is sufficient consideration to support the release of claims contained herein, including but not limited to the ADEA Released Claims, notwithstanding the fact that payments and benefits hereunder have ceased. If Executive obtains employment during the Payment Period with an entity other than the Company, Western Union, and/or their subsidiaries or Affiliates ("Subsequent Non-Company Employment"), Executive will, subject to the provisions of this Agreement, including without limitation the paragraphs in this Agreement titled "Non-Solicitation and Non-Disclosure" and "Consideration and Remedies," continue to be eligible to receive cash payments and benefits in accordance with paragraph 1 of this Agreement. In any event, it is Executive's obligation to advise the Company of Subsequent Non-Company Employment within five (5) business days of Executive's acceptance of a job offer.

7. Cooperation. During the Payment Period and thereafter, Executive agrees to cooperate fully with the Company, Western Union and/or their subsidiaries or Affiliates, their financial and legal advisors, and/or government officials in any claims, investigations, administrative proceedings, lawsuits, and other legal, internal or business matters, as reasonably requested by the Company, Western Union, and/or their subsidiaries or Affiliates. To the extent that it is consistent with the Company's and/or Western Union's by-laws, certificate of incorporation and applicable laws, the Company and/or Western Union will cooperate with Executive for the engagement of legal counsel if necessary in connection with such cooperation, and in any event will reimburse Executive for documented, reasonable and necessary out-of-pocket travel expenses as are required and which Executive incurs in complying with Executive's obligations under this paragraph in accordance with Western Union's Global Travel and Expenses Policy. If for any reason the Company and/or Western Union determines that a conflict of interest may exist between Executive and the Company and/or Western Union, the Company and/or Western Union may require Executive to obtain separate counsel in which case the Company and/or Western Union will subsequently reimburse Executive for the reasonable and necessary legal fees associated with the use of such counsel and/or related travel expenses (as limited above), to the extent that such reimbursement is permitted by the Company's and/or Western Union's bylaws, certificate of incorporation and applicable laws. Executive's obligations under this paragraph are subject to Executive's rights as stated in this paragraph and the paragraph of this Agreement titled "No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquiries."

8.
Non-Assistance. Executive agrees that, absent compulsion of court order or lawfully-issued subpoena, notification of which will be provided to Western Union and/or their subsidiaries or Affiliates within five (5) business days after receipt, Executive will not directly or indirectly assist any non-governmental third party in investigating, maintaining, proceeding upon, or litigating any claim of any kind in any forum against the Company or any of the other Released Parties.
9.
Confidentiality. Executive hereby agrees to maintain the terms, conditions and existence of this Agreement in the strictest confidence and agrees not to disclose any of the terms of this Agreement unless and to the extent such disclosure is required by law or to secure advice from a legal or tax advisor. This obligation extends to Executive's family members and agents, including all tax advisors, who Executive must duly notify of the confidential nature of the content of this Agreement and of their confidentiality obligations hereunder. Executive's obligations under this paragraph are subject to Executive's rights as stated in this paragraph and the paragraph of this Agreement titled "No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquiries."
10.
Non-Disparagement. Executive agrees not to make any disparaging comments about the Company, Western Union, and/or their subsidiaries or Affiliates, or any of their respective directors, officers, representatives, employees, or agents in any forum including, but not limited to, any type of media including all types of social media. This includes, but is not limited to, any statements made through Facebook, LinkedIn, Twitter, etc. Executive agrees that Executive will not represent herself as continuing to have any connection with the Company, Western Union, or their Affiliates in any manner (save as a former employee for the purposes only of communicating with prospective employers or complying with any applicable statutory requirements), and will not enter into or attempt to enter into any contract on behalf of the Company, Western Union, or their Affiliates or bind or create any legal obligations on behalf of the Company, Western Union, or their Affiliates or hold out or represent to any other party that Executive is authorized to act on behalf of the Company, Western Union, or their Affiliates in any manner. Executive's obligations under this paragraph are subject to Executive's rights as stated in this paragraph and the paragraph of this Agreement titled "No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquiries."
11.
Non-Admission. Nothing in this Agreement is intended to or shall be construed as an admission by the Company or any of the other Released Parties that it violated any law, interfered with any right, breached any obligation or otherwise engaged in any improper or illegal conduct with respect to Executive or otherwise, the Released Parties expressly denying any such improper or illegal conduct.
12.
Severability and Governing Law. In the event that any provision of this Agreement is deemed unenforceable, Executive agrees that an arbitrator or court of competent jurisdiction shall have jurisdiction to reform such provision to the extent necessary to cause it to be enforceable to the maximum extent permitted by law. If a deemed modification is not satisfactory in the judgment of such arbitrator or court, the unenforceable provision shall be deemed deleted, and the validity and enforceability of the remaining provisions shall not be affected thereby. This paragraph shall be interpreted consistently with the Dispute Resolution paragraph of this Agreement and the Dispute Resolution Procedure attached as Exhibit A. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado without regard to principles of conflicts of law.

13.
Affirmation of Compliance. Employee specifically acknowledges familiarity with Western Union's Code of Conduct, including the internal channels and procedures made available by Western Union for the purpose of reporting employee concerns regarding any conduct, action, or omission that might give rise to possible noncompliance with any federal or state law, regulation, or Western Union policy. Employee further specifically affirms and represents that Employee has disclosed in writing (including any disclosure made anonymously) to the Chief Legal Officer, the Ethics Office, Human Resources or to the Audit Committee of Western Union's Board of Directors any information or knowledge about Western Union or any of its employees or agents (or the employees or agents of its Affiliates) that Employee believes represents possible or actual noncompliance, if any, including but not limited to violation of any securities laws or regulations, fraudulent activity or other unlawful conduct. Employee further acknowledges that the Company, in providing the consideration under this Agreement, has relied on Employee's specific acknowledgements, affirmations, and representations in this regard. Employee understands that this Agreement does not limit Employee's ability to communicate with any government agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency.
14.
Other Agreements, Survivability, and Successorship. Executive acknowledges that, except as provided in this paragraph, this Agreement, including the exhibits appended hereto, is the entire agreement between the Company and Executive concerning the subject matter hereof and that Executive has not relied on any other representations or statements, written or oral, by the Released Parties or their employees or agents concerning the terms of the Agreement or any other matters not contained herein. This Agreement is supplemental to, and does not supersede, any non-solicitation, non-compete, non-disclosure, confidentiality, or any other electronic or written agreement that Executive may have accepted or signed while employed with the Company, Western Union, and/or their subsidiaries or Affiliates. For further clarity, nothing in this Agreement shall restrict Western Union's ability to seek recoupment from Executive of incentive compensation in accordance with the clawback policies adopted by Western Union's Board of Directors. In addition to this paragraph, the following paragraphs in this Agreement survive the termination of this Agreement: Complete Release; No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquiries; Return of Company Property; Non-Solicitation and Non-Disclosure; Commencing Another Position; Cooperation; Non-Assistance; Confidentiality; Non-Disparagement; Non-Admission; Severability and Governing Law; Dispute Resolution; Consideration and Remedies; Notices, Code Section 409A and Release of Age Discrimination Claims.

This Agreement is binding upon and inures to the benefit of any successors or assigns of the Company, Western Union, and/or their subsidiaries and Affiliates, and Executive's obligations apply equally to the Company, Western Union, their subsidiaries, Affiliates, and/or their successors and assigns.

15.
Dispute Resolution. The parties agree that any dispute arising out of or related to Executive's employment (or separation of employment) with the Company that is not subject to the release set forth in the Complete Release Paragraph of this Agreement, and/or any dispute regarding the enforceability of the General Release ("Claim") shall be resolved exclusively through arbitration, as described in the Dispute Resolution Procedure set forth in Exhibit A, which is incorporated herein by reference. Executive acknowledges that the payments and other consideration described in this Agreement is sufficient for Executive's agreement to resolve any disputes through arbitration under the terms described in Exhibit A.
16.
Consideration and Remedies Executive acknowledges that in addition to this paragraph, the following paragraphs are material provisions of this Agreement: Complete Release; No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquires; Return of Company Property; Non-Solicitation and Non-Disclosure; Commencing Another Position; Cooperation; Non-Assistance; Confidentiality; Non-Disparagement; Severability and Governing Law; Other Agreements, Survivability and Successorship; Dispute Resolution; and Release of Age Discrimination Claims (collectively, the "Material Provisions"). Executive further acknowledges that (i) the first $1,000 payable to Executive as payments pursuant to subparagraph (a) of the "Payments and Benefits" paragraph of this Agreement is sufficient consideration (the "ADEA Consideration") for Executive's release and waiver in the "Complete Release" paragraph of this Agreement of any claims, causes of action and demands of any kind arising under the Age Discrimination in Employment Act of 1967, as amended (the "ADEA Released Claims") and (ii) the remainder of the amount payable to Executive as payments and benefits described in the "Payments and Benefits" paragraph of this Agreement are consideration (the "Other Consideration") for (a) the Executive's release and waiver in the "Complete Release" paragraph of this Agreement of any claims, causes of action and demands of any kind other than the ADEA Released Claims (the "Other Released Claims") and (b) the Executive's obligations pursuant to the Material Provisions. In the event of a breach by Executive of any of the Material Provisions (excluding ADEA Released Claims) or in the event Executive challenges the enforceability of this Agreement as to any of the Other Released Claims, the Company shall be entitled to immediately cease providing to Executive the Other Consideration and any other benefits under this Agreement, except to the extent that such payments and benefits are required, either under this paragraph or by law. The Company, Western Union, and/or their subsidiaries and Affiliates shall also be entitled to all remedies available at law or equity. Executive also agrees that in the event the Company determines Executive has breached any of the Material Provisions as defined herein, the Termination Payment shall cease and Executive shall immediately repay to the Company upon the Company's written demand seventy (70) percent of the Termination Payment received by Executive under subparagraph (a) of the "Payments and Benefits" paragraph of this Agreement (excluding the ADEA Consideration) ("Clawback Amount"). Further, if the Company is the prevailing party in any action or proceeding related to a breach by Executive of any of the Material Provisions, any challenge by Executive of the enforceability of this Agreement as to any of the Other Released Claims, the recovery of the Clawback Amount, or any other claim in law or equity, the Company shall be entitled to recover its reasonable costs and attorney's fees.
17.
Code Section 409A. Notwithstanding any provision of this Agreement to the contrary, this Agreement will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") to avoid taxation under Code Section 409A(a)(1) to the extent subject to Code Section 409A. However, under no circumstances shall the Company, Western Union, or their subsidiaries or Affiliates or any of their employees, officers, directors, service providers or agents have any liability to Executive for any taxes, penalties or interest due on amounts paid or payable under this Agreement, including any taxes, penalties or interest imposed under Code Section 409A. The payments to Executive pursuant to this Agreement are intended to be exempt from Code Section 409A to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to Treasury regulation §1.409A-1(b)(4), and then under the separation pay exemption pursuant to Treasury regulation §1.409A-1(b)(9)(iii), and for this purpose each payment shall be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral shall be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption shall be made without regard to any payments which qualify as short-term deferrals. To the extent any amounts under this Agreement are payable by reference to Executive's "termination of employment," such term shall be deemed to refer to Executive's "separation from service," within the meaning of Code Section 409A. Notwithstanding any other provision in this Agreement, if Executive is a "specified employee," as defined in Section 409A of the Code, as of the date of Executive's separation from service, then to the extent any amount payable under this Agreement (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Code Section 409A, (ii) is payable upon Executive's separation from service and (iii) under the terms of this Agreement would be payable prior to the six-month anniversary of Executive's separation from service, such payment shall be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of Executive's death.

18.
Paragraph Headings. The paragraph headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
19.
Modification. Executive and the Company agree that no waiver, amendment or modification of any of the terms of this Agreement shall be effective unless in writing and signed by Executive and the Company. No waiver of any term, condition or default of any term of this Agreement shall be construed as a waiver of any other term, condition or default.
20.
Notices. All notices required pursuant to this Agreement shall be in writing and shall be deemed given if emailed, mailed, postage prepaid, or if delivered by fax or by hand, to a party at the address set forth below:

If to Executive, to such address as shall most currently appear on the records of the Company.

If to the Company, to:

Richard Williams

Chief People Officer, The Western Union Company

7001 E. Belleview Ave., HQ-13

Denver, CO 80237

richard.williams@westernunion.com

With a copy to:

Heather French

Deputy General Counsel, Corporate Affairs, The Western Union Company

7001 E. Belleview Ave., HQ-8
Denver, Colorado 80237

heather.french@westernunion.com

21. Release of Age Discrimination Claims. Executive acknowledges that Executive was given 21 calendar days to review this Agreement and the attached Exhibits A, B and C which are incorporated herein by reference, from the time Executive received it. Executive agrees that to the extent there have been changes to the terms of this Agreement, whether they are material or immaterial, the 21-day period for review of this Agreement is not recommenced. EXECUTIVE ACKNOWLEDGES EXECUTIVE WAS ADVISED IN WRITING BY THIS AGREEMENT TO REVIEW THIS AGREEMENT WITH AN ATTORNEY BEFORE SIGNING THIS AGREEMENT. Executive is further advised that Executive has 7 calendar days after Executive signs this Agreement to revoke it by notifying the Company of such revocation in writing. In the event Executive revokes this Agreement as specified in the immediately preceding sentence, the Company shall deem this Agreement to be void in its entirety, in which case neither party shall be bound by its terms and no payment shall be made to the Executive hereunder. If Executive properly revokes this Agreement, Executive shall nevertheless remain subject to any other Agreement that Executive signed while employed with the Company, Western Union, and/or their subsidiaries or Affiliates as referenced in the paragraph titled "Other Agreements, Survivability and Successorship." Nothing in this Agreement precludes Executive from filing a lawsuit to challenge the validity of this Agreement under the ADEA.

Executive's signature below indicates that Executive has carefully read, reviewed, and fully understands this Agreement and the attached Exhibits A, B and C. Executive acknowledges that Executive's signature below constitutes a knowing and voluntary execution of this Agreement and Executive signs the same of Executive's own free will and it is Executive's intention to be bound thereby.

Dated this 25 day of February, 2022.

/s/ Michelle Swanback______________

Michelle Swanback

Western Union, LLC

By: s/s Richard L. Williams_________

Title: Chief People Officer__________

ELECTION TO EXECUTE PRIOR TO EXPIRATION
OF 21 DAY PERIOD

I, Michelle Swanback, understand that I have at least 21 days to consider and execute this Agreement and Release. After having the opportunity to consult with counsel, however, I have freely and voluntarily elected to execute this Agreement and Release prior to expiration of the 21 day period.

2/25/22___________ /s/ Michelle Swanback______________________

Date Michelle Swanback

EXHIBIT A

DISPUTE RESOLUTION PROCEDURE

1. Scope.

a.
To the fullest extent permitted by law, any dispute arising out of or related to Executive's employment (or separation from employment) with the Company that is deemed to not be subject to the release set forth in the paragraphs of the Agreement titled "Complete Release" (the "Release") and "Release of Unknown Claims" and/or any dispute regarding the enforceability of the Release (hereinafter, a "Claim"), shall be resolved exclusively through final and binding arbitration as described in this Dispute Resolution Procedure ("Procedure"). This Procedure is governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq. (FAA) and is not intended to cover claims that cannot by law be required to be arbitrated, nor prevent Executive from filing a complaint with a governmental administrative agency. Executive acknowledges and agrees that, in the event Executive asserts claims that are not subject to arbitration under applicable law, Executive hereby consents to a stay of the litigation of any such claim pending resolution in arbitration of all other claims so arbitrable.
a.
All disputes or issues regarding arbitrability, the validity, scope, enforceability, interpretation, or application of this Procedure, the arbitrator's jurisdiction, as well as any gateway, threshold, or any other challenges either to the Release or this Procedure, including claims that either the Release or this Procedure is unconscionable, are delegated to the arbitrator for resolution, except as specified in Paragraph 3 below.

2. Invoking Arbitration.

Arbitration under this Procedure shall be administered by JAMS and conducted pursuant to the JAMS Employment Arbitration Rules & Procedures, effective July 1, 2014 ("JAMS Rules"), except as modified in this Procedure. Copies of the JAMS Rules may be obtained at www.jamsadr.com or by request directed to Western Union's Office of General Counsel, at 7001 E. Belleview Ave., HQ-8, Denver, CO 80237. The arbitration shall be subject to JAMS Policy on Employment Arbitration, Minimum Standards of Procedural Fairness. This Procedure constitutes an agreement to arbitrate within the meaning of JAMS Rule 5(a)(ii).

b. The party asserting a Claim must demand arbitration in writing, and deliver the written demand by hand, overnight delivery or first class mail to the other party within the applicable statute of limitations period. The demand shall include identification of the parties, a statement of the legal and factual basis of the Claim(s), and a specification of the remedy sought. Any demand made by Executive shall be delivered to the Company at its principal office located at 7001 E. Belleview Ave., Denver, CO 80237, attention General Counsel. Any demand made by the Company shall be sent to Executive's last known home address as reflected in the Company's business records.

EX-A 1

c. The party receiving a demand shall respond in writing to the demand as described in the JAMS rules.

3. Class, Collective, Representative and Group Action Waivers. Claims may be taken to arbitration on an individual basis only. There will be no right or authority for any Claim to proceed as a class, collective, representative or group arbitration. In the event the arbitrator issues any ruling, including a clause construction ruling or a discovery ruling, that is inconsistent with the waivers described in this paragraph, the arbitration will be terminated immediately, and the parties shall litigate the Claim in a court of competent jurisdiction. The waivers described in this paragraph shall be severable from this Procedure in any case in which the Claim is filed as an individual action and severance is necessary to ensure that the individual action proceeds in arbitration. The provisions of the FAA permitting federal courts to enjoin arbitration proceedings apply to this Procedure.

4. Selection of the Arbitrator and Arbitration Procedures.

a.
The parties shall select a single arbitrator to resolve the Claim. If the parties cannot agree on an arbitrator, the arbitrator will be appointed pursuant to the JAMS Rules. In either case, the arbitrator shall be either a retired judge or a lawyer with more than twenty (20) years of experience in counselling and/or litigation of employment disputes. Notwithstanding JAMS Rule 15, in no event will an arbitrator be appointed without the agreement of both parties.
b.
Any arbitration convened shall be conducted in the same federal judicial district where Executive was last employed by the Company.
c.
Nothing in this Procedure shall preclude either party from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.

5. Arbitration Fees. Each party will pay the fees for his, her, or its own attorneys, subject to any remedies to which that party may later be entitled under applicable law. The Company agrees to bear all but the first $350 of the JAMS arbitration case filing fee. In all cases where required by law, the Company will pay the arbitrator's fee and any case administration fees imposed by JAMS. However, if under applicable law the Company is not required to pay all of the arbitrator's and/or JAMS fees, such fee(s) will be apportioned between the parties in accordance with said applicable law, and any disputes on such matters will be resolved by the arbitrator. Any dispute about the reasonableness of either party's claim to recover attorneys' fees shall be resolved by the arbitrator according to the standards for awarding reasonable attorneys' fees applicable to the underlying substantive law.

6. Pre-Hearing Matters.

a. The arbitrator shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the arbitrator deems necessary. The Arbitrator shall have the power to entertain a dispositive motion by either party and shall apply the standards governing such motions set forth in the Federal Rules of Civil Procedure.

EX-A 2

b.
The arbitrator shall have no jurisdiction to take any action that is inconsistent with the waivers set forth in paragraph 3.
c.
Discovery and other pre-hearing proceedings in any arbitration shall be conducted in accordance with JAMS Rules, as modified in this subparagraph.
d.
Each side may take three (3) discovery depositions. Each side's depositions are to consume no more than a total of fifteen (15) hours.
e.
The total period for the taking of depositions shall not exceed six (6) weeks.
f.
Written discovery shall be permitted as ordered by the arbitrator.
g.
Each party shall submit its witness list ten (10) business days before the hearing.
h.
The arbitrator shall have discretion to issue appropriate rulings governing discovery and other pre-hearing matters, including dispositive motions, in order to facilitate a prompt resolution of the dispute.
7.
Substantive Law and Arbitration Proceeding. The arbitrator shall apply the substantive law including, but not limited to, applicable statutes of limitations, of the state of Executive's work location, at the time the Claim arises, or federal law, or both, as applicable to the Claims asserted. Except as otherwise ordered by the arbitrator, the arbitration hearing shall be concluded in no more than two (2) days of evidentiary hearings. Within 30 days of the close of the arbitration hearing, any party will have to file a post-hearing with the arbitrator, a copy of which will be served on the other party.
8.
Confidentiality. Except as may be permitted or required by law, neither a party nor an arbitrator may disclose the existence, content (including all testimony, information and discovery materials), or results of any arbitration conducted hereunder without the prior written consent of all parties.
9.
The Arbitrator's Award. The arbitrator may award any party any remedy to which that party is entitled under applicable law, but such remedies shall be limited to those that would be available to a party in his or her individual capacity in a court of law.
10.
The Arbitrator's Written Decision. The arbitrator will issue a written decision or award, stating findings of fact and conclusions of law. A court of competent jurisdiction shall have the authority to enter a judgment enforcing the award pursuant to the FAA.
11.
General Provisions. This Procedure reflects the parties' full and complete agreement relating to the resolution of Claims. The FAA shall govern arbitrations conducted pursuant to this Procedure. In the event any portion of this Procedure is deemed unenforceable, the unenforceable provision will be severed and the remainder of this Procedure will be enforceable.

EX-A 3

EXHIBIT B

CONFIDENTIALITY AND RESTRICTIVE COVENANT AGREEMENT

For purposes of this Exhibit B, "Company" refers to Western Union, LLC, The Western Union Company and/or its subsidiaries or Affiliates (as defined in the Agreement) for which Executive works or may work in the future (hereinafter individually and collectively referred to as the "Company" for purposes of this Exhibit B).

Executive agrees that the Company is engaged in a highly competitive business and has expended, and continues to expend, significant money, skill, and time to develop and maintain valuable customer relationships, trade secrets, and confidential and proprietary information. Executive agrees that Executive's work for the Company has brought Executive into close contact with many of the Company's customers, Trade Secrets and Confidential Information (as defined below) and the Company has provided Executive access to such information to perform Executive's job duties, the disclosure of which would cause the Company significant and irreparable harm. Executive further agrees that the covenants in this Agreement are reasonable and necessary to protect the Company's legitimate business interests in its customer relationships, Trade Secrets, and Confidential Information (as defined in Section I below).

I. Definitions. For the purposes of this Agreement, the following terms are defined as described below:

"Affiliate" means a Person that directly, or indirectly through one or more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another Person. As used herein, "control" means the power to direct the management or affairs of a Person, and "ownership" means the beneficial ownership of at least 10% of the voting securities of the Person. The Company shall be deemed to control any settlement network in which it has any equity ownership. As used herein, "Person" means any corporation (including The Western Union Company), limited or general partnership, limited liability company, joint venture, association, organization or other entity;

"Client" means any person, firm or company (including, without limitation, consumers, clients and customers) to whom the Company provides any of its goods or services;

"Confidential Information" means any data or information and documentation, other than Trade Secrets, which is valuable to the Company and not generally known to the public, including but not limited to:

a)
Financial information, including but not limited to earnings, assets, debts, prices, fee structures, volumes of purchases or sales, or other financial data, whether relating to the Company generally, or to particular products, services, geographic areas, or time periods;
b)
Supply and service information, including but not limited to information concerning the goods and services utilized or purchased by the Company, the names and addresses of Key Accounts and suppliers, terms of Key Account and supplier service contracts, or of particular transactions, or information about Prospective Key Accounts or potential suppliers, to the extent that such information is not generally known to the

EX-B 1

public, and to the extent that the combination of Key Accounts or suppliers or use of particular Key Accounts or suppliers, though generally known or available, yields advantages to the Company the details of which are not generally known; and

c) Data or information of the Company's Clients, suppliers, or Executives that the Company is prohibited by law, contract or Company policy from disclosing. By way of example such information includes but is not limited to:

(1)
Product specifications, marketing strategies, pricing, sales volumes, discounts;
(2)
Nonpublic personal information regarding consumers, including but not limited to names, addresses, credit card numbers, financial transactions, and account balances;
(1)
Personnel information, including but not limited to other Executives' personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance skills, qualifications, and abilities, or other Executive information (nothing in this provision, however, is intended to prohibit Executive from disclosing to others information about Executive's own compensation or the Executive's working conditions); and
(3)
Customer information, which is not protected by a separate confidentiality agreement, including but not limited to any compilations of past, existing or prospective customers, agreements between customers and the Company, status of customer accounts or credit, the identity of customer representatives responsible for entering into contracts with the Company, specific customer needs and requirements, or related information about actual or prospective customers or other nonpublic consumer information;

"Key Account" means any person, firm or company (including, without limitation, agents) in conjunction with whom the Company provides any of its goods or services;

"Prospective Client" means any person, firm or company who has been engaged in negotiations with a view to contracting with the Company for the Company's goods or services, in relation to which negotiations Executive has been directly and materially involved in the course of Executive's employment at any time the last twenty-four (24) months of Executive's employment with the Company;

"Prospective Key Account" means any person, firm or company (including, without limitation, agents) who has been engaged in negotiations with a view to contracting or otherwise working in conjunction with the Company in relation to the provision of any of the Company's goods or services, in relation to which negotiations Executive has been directly and materially involved in the course of Executive's employment at any time during the last twenty-four (24) months of Executive's employment with the Company;

EX-B 2

"Relevant Area" means the geographic area that is the same or substantially similar to the geographic area that Executive serviced while employed by Western Union in the course of Executive's employment at any time during the Relevant Period;

"Relevant Period" means the period of 12 months immediately prior to the Termination Date;

"Restricted Activities" means acting as an Executive, principal, agent, partner, shareholder, contractor, director, consultant, investor or otherwise in the Relevant Area for a Restricted Company without the prior written approval of the Company;

"Restricted Business" means the business or businesses (or part thereof) carried on by the Company in or with which Executive has been materially involved or concerned in the course of Executive's employment at any time during the Relevant Period;

"Restricted Client" means any Client (i) with whom Executive had direct and material business dealings or (ii) in respect of whom Executive was in possession of Confidential Information or Trade Secrets, in the course of Executive's employment at any time during the last twenty-four (24) months of Executive's employment with the Company;

"Restricted Company" means those companies and entities which (i) compete, or (ii) are planning to compete with the Restricted Business, including (without limitation) those companies and their respective affiliates and subsidiaries listed in Appendix A;

"Restricted Key Account" means any Key Account (i) with whom Executive had direct and material business dealings or (ii) in respect of whom Executive was in possession of Confidential Information or Trade Secrets, in the course of Executive's employment at any time during the last twenty-four (24) months of Executive's employment with the Company;

"Restricted Supplier" means any person, firm or company who was a supplier to the Company of any services and with whom Executive had material business dealings in the course of Executive's employment at any time during the Relevant Period;

"Termination Date" means the date on which Executive's employment terminates for whatever reason; and

"Trade Secrets" includes but is not limited to the following:

a)
any data or information that is competitively sensitive or commercially valuable, and not generally known to the public, including, but not limited to, products planning information, marketing strategies, marketing results, forecasts or strategies, plans, finance, operations, reports, data, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company, and its customers, clients, and suppliers; and
b)
any scientific or technical information, design, process, procedure, formula, or improvement, computer software, object code, source code, specifications,

EX-B 3

inventions, systems information, whether or not patentable or copyrightable.

II. Protection of Trade Secrets and Confidential Information.

A.
Company Trade Secrets and Confidential Information. Executive agrees that the Company is engaged in a highly competitive business and has expended, and continues to expend, significant money, skill and time to develop and maintain valuable Client and Key Account relationships, Trade Secrets, and Confidential Information. Executive agrees that Executive's work for the Company will continue to bring Executive into close contact with many of the Company's Clients, Prospective Clients, Key Accounts, Prospective Clients, Trade Secrets, and Confidential Information, the disclosure of which would cause the Company significant and irreparable harm. Executive further agrees that the covenants in this Agreement are reasonable and necessary to protect the Company's legitimate business interests in its Client and Key Account relationships, Prospective Client and Prospective Key Account relationships, Trade Secrets, and Confidential Information.
B.
Non-Disclosure of Trade Secrets and Confidential Information. Executive agrees that for so long as the pertinent information or documentation constitutes Trade Secrets and/or Confidential Information, Executive will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any such Trade Secrets and/or Confidential Information, other than in the authorized scope of Executive's employment with the Company. Executive further agrees that during Executive's employment and after the cessation of Executive's employment with the Company, Executive will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Trade Secrets and/or Confidential Information. The obligations set forth herein shall not apply to any Trade Secrets or Confidential Information which shall have become generally known to competitors of the Company through no act or omission of Executive, nor shall the obligations set forth herein apply to disclosures made as required by law. Under 18 U.S.C. §1833(b), Executive shall not be held criminally or civilly liable under any federal or state trade secret law for disclosing Trade Secrets in confidence (i) to either a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

Should Executive file a retaliation lawsuit alleging that Executive was retaliated against for reporting a suspected violation of law, Executive may disclose Trade Secrets to Executive's attorney and use that information in a court proceeding so long as (i) Executive files any document containing the Trade Secrets under seal, and (ii) does not disclose the Trade Secrets, except pursuant to court order. This constitutes notice under 18 U.S.C. §1833(b)(3).

Notwithstanding the foregoing, nothing in this Agreement limits Executive's ability to communicate with any government agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency, nor does this Agreement limit Executive's right to receive an award for information provided to any government agency.

EX-B 4

C. Return of Information. Upon cessation of Executive's employment with the Company or at any time the Company requests, Executive agrees to return all Company materials and Trade Secrets and Confidential Information, and all copies thereof (including without limitation, all memoranda and notes containing the names, addresses, and needs of the Company's customers and prospective customers, and any associated passwords and access codes) in Executive's possession or over which Executive exercises control, and regardless of whether such materials were prepared by the Company, Executive, or a third party.

III. Non-Competition.

A. Executive agrees that the Company is engaged in a highly competitive business. Executive agrees that due to Executive's position, which is special, unique, and extraordinary, and due to Executive's unique access to the Company's Trade Secrets, Confidential Information, and other proprietary information, engaging in any business which is competitive with the Company will cause the Company great and irreparable harm. Executive agrees that Executive's work for the Company has brought and will bring Executive into close contact with many of the Company's Clients, Prospective Clients, Key Accounts, Prospective Key Accounts, Trade Secrets, Confidential Information, and other proprietary information. Executive further agrees that the covenants in this Agreement are reasonable and necessary to protect the Company's legitimate business interests in its Client and Prospective Client relationships, Key Account and Prospective Key Account relationships, goodwill, Trade Secrets, Confidential Information, and other proprietary information.

B. Executive agrees that, except as prohibited by law, for twelve (12) months from the Termination Date, Executive shall not, on Executive's behalf or another's behalf, directly or indirectly, without the prior consent of the Company, be engaged in or employed by any of the following:

1.
any Restricted Activities at any time during the twelve-month period after the Termination Date;
2.
any Restricted Client in the Relevant Area where such engagement, employment, concern or interest (i) will reduce, or (ii) is likely to reduce, the amount of Restricted Business provided to such Restricted Client;
3.
any Restricted Client in the Relevant Area where such engagement, employment, concern or interest (i) will, or (ii) is likely to adversely vary the terms on which Relevant Business is provided to such Restricted Client;
4.
any Restricted Key Account in the Relevant Area where such engagement, employment, concern or interest (i) will or (ii) is likely to reduce the amount of good or services provided in conjunction with such Restricted Key Account; or
5.
any Prospective Client or Prospective Key Account in the Relevant Area where such engagement, employment, concern or interest (i) will interfere with, or (ii) is likely to interfere with negotiations for the provision of any of goods or services

EX-B 5

between the Company and (A) such Prospective Client or (B) in conjunction with such Prospective Key Account,

provided that Executive may hold an investment by way of shares or other securities of not more than 5% of the total issued share capital of any company (whether or not it is listed or dealt in on a recognized stock exchange).

C.
Executive agrees that prospective employers exist such that employment opportunities are available to Executive which would not be in violation of this Section III. Executive further agrees that this Section III is reasonable in scope and does not constitute a restraint of trade with respect to Executive's ability to obtain alternate employment in the event Executive's employment with Western Union terminates for any reason, and regardless of whether such termination is initiated by Executive or Western Union.

IV. Non-Solicitation of Clients or Key Accounts.

A.
Executive agrees that Executive's work for Western Union has brought and will bring Executive into close contact with many of Western Union's Trade Secrets, Confidential Information, and other proprietary information. Executive agrees that while employed by the Company, Executive has had and will have contact with and has become and will become aware of the Company's Clients and Key Accounts and the representatives of those Clients and Key Accounts, their names and addresses, specific Client and Key Account needs and requirements, and leads and references to Prospective Clients and Prospective Key Accounts, and that Executive has benefited and added and will continue to benefit and add to the Company's goodwill with its Clients, Key Accounts, and in the marketplace generally. Executive further agrees that loss of such Clients or Prospective Clients or Key Accounts or Prospective Key Accounts will cause the Company significant and irreparable harm.
B.
Accordingly, Executive agrees that, for twelve (12) months from the Termination Date, Executive will not solicit, contact, call upon, or attempt to communicate with any Restricted Client, Prospective Client, Restricted Key Account, or Prospective Key Account for the purpose of providing any Restricted Business services.

V. Non-Solicitation of Employees and Others.

A.
Executive acknowledges and agrees that the Company has a legitimate interest in maintaining the stability of its workforce and solely as a result of employment with the Company, Executive has and will come into contact with and has acquired and will acquire Trade Secrets or Confidential Information regarding, and influence over, the Company's employees, consultants, contractors, or agents (for purposes of this Section V, collectively referred to as "worker").
B.
Accordingly, both during employment with the Company and for twenty-four (24) months from the Termination Date, Executive will not recruit, or attempt to recruit, any other worker of the Company (i) whom Executive managed, reported to, or who reported to Executive, (ii) with whom Executive had business-related interaction, or (iii) about whom Executive learned Trade Secrets or Confidential Information, in each

EX-B 6

case during Executive's last twenty-four (24) months of employment with the Company.

VI.
Notices Regarding Subsequent Employment. To facilitate compliance with this Agreement, Executive agrees to provide the Company with written notice of Executive's post-Company employment during the time period encompassed by the restrictions contained herein. Such notice shall include the identity of the company with which Executive will be employed, Executive's job title, and Executive's general responsibilities in the job. The notice shall be given to the Employment Law Group, The Western Union Company, 7001 E. Belleview Ave., HQ 8, Denver, CO 80237 within five (5) business days of Executive's acceptance of a job offer. Additionally, Executive agrees to provide a copy of this Agreement to prospective employers prior to commencing employment.
VII.
Miscellaneous Provisions.
A.
Successorship. This Agreement inures to the benefit of any successors or assigns of the Company, and Executive's obligations apply equally to the Company and its successors or assigns.
B.
Amendments in Writing. No modification, amendment to, or waiver of this Agreement or any of its provisions shall be binding upon Executive or the Company unless made in writing and duly signed by both parties, except that Executive agrees that the Company may, at its option and without consideration, substitute less restrictive provisions relating to the provisions contained herein.
C.
Severability. The provisions (including subparagraphs) in this Agreement are severable and, if any provision is determined to be prohibited or unenforceable in any jurisdiction, it shall be deemed modified to render it enforceable. To the extent the provision cannot be modified to render it enforceable, it shall be severed and the remaining provisions shall nevertheless be binding and enforceable.
D.
Court's Right to Modify Restrictions. The parties have attempted to limit Executive's activities only to the extent necessary to protect the Company's Trade Secrets, Confidential Information, and customer relationships. The parties agree that, if the scope or enforceability of this Agreement, or any part thereof, is in any way disputed at any time, a court may modify and enforce the paragraph to the extent it believes to be reasonable under the applicable law and circumstances.
E.
Injunctive Relief. Executive understands, acknowledges, and agrees that in the event of a breach or threatened breach of any of the covenants contained in this Agreement, the Company shall suffer irreparable injury for which there is no adequate remedy at law, and the Company will therefore be entitled to temporary, preliminary, and/or permanent injunctive relief, without bond or other security from the courts, enjoining additional breaches and threatened breaches. Executive further acknowledges that the Company also shall have the right to seek a remedy at law as well as or in lieu of equitable relief in the event of any such breach.
F.
Choice of Law. This Agreement shall be governed by and interpreted in accordance

EX-B 7

with the laws of the State of Delaware without regard to principles of conflict of law.

G.
Waiver of Jury Trial. The parties agree to waive their right to trial by jury for any dispute hereunder.
H.
Waiver of Breach. The Company's waiver of a breach of any provision of this Agreement by the Executive does not waive any subsequent breach by the Executive, nor does the Company's failure to take action against any other Executive for similar breaches operate as a waiver by the Company of Executive's breach of this Agreement.
I.
Attorneys' Fees. If the Company must enforce any of its rights under this Agreement through legal proceedings, Executive agrees to reimburse the Company for all reasonable costs, expenses, and attorneys' fees incurred by it in connection with the enforcement of its rights.
J.
Other Obligations. This Agreement is in addition to and not in lieu of other non-solicitation, non-disclosure, and non-competition obligations that Executive may owe to the Company.
K.
Consultation with Counsel. Executive has a right to consult with legal counsel prior to executing this Agreement, and the Company hereby advises Executive to do so.

EX-B 8

APPENDIX A

Coinbase Global, Inc.

Euronet Worldwide, Inc.

MoneyGram International, Inc.
Remitly, Inc.

Wise plc

PayPal, Inc. (including Xoom)
WorldRemit Ltd

Appendix A to EX-B 1

EXHIBIT C

RESTRICTIVE COVENANT AGREEMENTS

2020 Confidentiality and Restrictive Covenant Agreement for Employees in Colorado 2021 Confidentiality and Restrictive Covenant Agreement for Employees in Colorado

EX-C

CONFIDENTIALITY AND RESTRICTIVE COVENANT AGREEMENT FOR EMPLOYEES IN COLORADO

This Agreement is between Shelly Swanback (hereinafter referred to as "Employee") and Western Union, LLC, The Western Union Company, or its Affiliates for which Employee works or may work in the future (hereinafter individually and collectively referred to as the "Company"). Employee understands and agrees that should Employee become employed by another entity owned or otherwise affiliated with The Western Union Company (such as its divisions or unincorporated affiliates), the obligations of this agreement follow Employee to such other entity automatically and without further action, and that entity becomes the "Company" within the meaning of this Agreement.

In consideration of employment or continued employment by the Company, the grant to Employee of an award pursuant to The Western Union Company 2015 Long-Term Incentive Plan on February 19, 2020 ("LTIP Award") (incorporated herein by this reference), and other good and valuable consideration, Employee agrees as follows:

I. Protection of Trade Secrets and Confidential Information.

A. Employee agrees that the Company is engaged in a highly competitive business and has expended, and continues to expend, significant money, skill and time to develop and maintain valuable customer relationships, trade secrets, and confidential and proprietary information. Employee agrees that Employee's work for the Company will continue to bring Employee into close contact with many of the Company's customers, Trade Secrets, and Confidential Information (as defined below), the disclosure of which would cause the Company significant and irreparable harm. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect the Company's legitimate business interests in its customer relationships, Trade Secrets, and Confidential Information.

1. "Trade Secrets" includes but is not limited to the following:

a)
any data or information that is competitively sensitive or commercially valuable, and not generally known to the public, including, but not limited to, products planning information, marketing strategies, marketing results, forecasts or strategies, plans, finance, operations, reports, data, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company, and its customers, clients, and suppliers; and
b)
any scientific or technical information, design, process, procedure, formula, or improvement, computer software, object code, source code, specifications, inventions, systems information, whether or not patentable or copyrightable.

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January 2020 Page 1 of 8

2. "Confidential Information" means any data or information and documentation, other than Trade Secrets, which is valuable to the Company and not generally known to the public, including but not limited to:

a)
Financial information, including but not limited to earnings, assets, debts, prices, fee structures, volumes of purchases or sales, or other financial data, whether relating to the Company generally, or to particular products, services, geographic areas, or time periods; and
b)
Supply and service information, including but not limited to information concerning the goods and services utilized or purchased by the Company, the names and addresses of suppliers, terms of supplier service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of particular suppliers, though generally known or available, yields advantages to the Company the details of which are not generally known.
c)
Data or information of the Company's customers, suppliers, consumers or employees that the Company is prohibited by law, contract or Company policy from disclosing. By way of example such information includes but is not limited to:
(1)
Product specifications, marketing strategies, pricing, sales volumes, discounts;
(2)
Nonpublic personal information regarding consumers, including but not limited to names, addresses, credit card numbers, financial transactions, and account balances;
(3)
Personnel information, including but not limited to other employees' personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance skills, qualifications, and abilities, or other employee information (nothing in this provision, however, is intended to prohibit employee from disclosing to others information about Employee's compensation or the Employee's working conditions); and
(4)
Customer information, which is not protected by a separate confidentiality agreement, including but not limited to any compilations of past, existing or prospective customers,

RCA Colorado January 2020Page 2 of 8

agreements between customers and the Company, status of customer accounts or credit, the identity of customer representatives responsible for entering into contracts with the Company, specific customer needs and requirements, or related information about actual or prospective customers or other nonpublic consumer information.

B. Non-Disclosure of Trade Secrets and Confidential Information. Employee

agrees that for so long as the pertinent information or documentation remains a Trade Secret, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Trade Secrets. Employee further agrees that during Employee's employment and after the cessation of Employee's employment with the Company, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Confidential Information. The obligations set forth herein shall not apply to any Trade Secrets or Confidential Information which shall have become generally known to competitors of the Company through no act or omission of Employee, nor shall the obligations set forth herein apply to disclosures made as required by law. Under 18 U.S.C. §1833(b), Employee shall not be held criminally or civilly liable under any Federal or State trade secret law for disclosing a Trade Secret in confidence (i) to either a Federal, State, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

Should Employee file a retaliation lawsuit alleging that Employee was retaliated against for reporting a suspected violation of law, Employee may disclose Trade Secret information to Employee's attorney and use that information in a court proceeding so long as (i) Employee files any document containing the Trade Secret information under seal, and (ii) does not disclose the Trade Secret, except pursuant to court order. This constitutes notice under 18 U.S.C. §1833(b)(3).

Notwithstanding the foregoing, nothing in this Agreement limits Employee's ability to communicate with any government agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency, nor does this Agreement limit Employee's right to receive an award for information provided to any government agency.

C. Return of Information. Upon cessation of Employee's employment with the

Company or at any time the Company requests, Employee agrees to return all Company materials and Trade Secrets and Confidential Information, and all copies thereof (including without limitation, all memoranda and notes containing the names, addresses, and needs of the Company's customers and prospective customers) in Employee's possession or over which Employee exercises control, and regardless of whether such materials were prepared by the Company, Employee, or a third party.

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January 2020 Page 3 of 8

II. Non-Competition.

A.
Employee agrees that Western Union, LLC (for purposes of this Section II only, referred to as "Western Union") is engaged in a highly competitive business. Employee agrees that due to Employee's position, and unique access to Western Union's Trade Secrets, Confidential Information, and other proprietary information, engaging in any business which is competitive with Western Union will cause Western Union great and irreparable harm. Employee agrees that Employee's work for Western Union has brought and will bring Employee into close contact with many of Western Union's customers, Trade Secrets, Confidential Information, and other proprietary information. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect Western Union's legitimate business interests in its customer relationships, Trade Secrets, Confidential Information, and other proprietary information.
B.
Employee agrees that while employed by Western Union, Employee will not engage in any activity that would create either an actual or apparent conflict of interest with any business interests of Western Union.
C.
Employee agrees that for twelve (12) months after the cessation of employment with Western Union for any reason, Employee shall not, on Employee's behalf or another's behalf, engage in any activities for a competitor of Western Union that are substantially similar to the activities Employee performed on behalf of Western Union within the geographic area that is the same or substantially similar to the geographic area that Employee serviced while employed by Western Union, except as prohibited by law.
D.
Employee agrees that prospective employers exist such that employment opportunities are available to Employee which would not be in violation of this Section II. Employee further agrees that this Section II is reasonable in scope and does not constitute a restraint of trade with respect to Employee's ability to obtain alternate employment in the event Employee's employment with Western Union terminates for any reason, and regardless of whether such termination is initiated by Employee or Western Union.

III. Non-Solicitation of Customers.

A. Employee agrees that Employee's work for Western Union has brought and will bring Employee into close contact with many of Western Union's Trade Secrets, Confidential Information, and other proprietary information. Employee agrees that while employed by the Company, Employee has had and will have contact with and has become and will become aware of the Company's customers and the representatives of those customers, their names and addresses, specific customer needs and requirements, and leads and references to prospective customers, and that Employee has benefited and added and will continue to benefit and add to the Company's goodwill with its customers and in the marketplace generally.

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January 2020 Page 4 of 8

Employee further agrees that loss of such customers will cause the Company significant and irreparable harm.

B. Accordingly, Employee agrees that, for twelve (12) months after the cessation of

Employee's employment with the Company, Employee will not solicit, contact, call upon, or attempt to communicate with any customer or prospective customer of the Company for the purpose of providing any products or services substantially similar to those Employee provided while employed with the Company. This restriction shall apply only to any customer or prospective customer of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential -Information, during the last twenty-four (24) months of Employee's employment with the Company. For the purpose of this Section III(B), "contact" means interaction between Employee and the customer or prospective customer which takes place to further the business relationship, or making sales to or performing services for the customer or prospective customer on behalf of the Company.

IV. Non-Solicitation of Employees and Others.

A.
Employee acknowledges and agrees that solely as a result of employment with the Company, Employee has and will come into contact with and has acquired and will acquire Trade Secrets or Confidential Information regarding some, most, or all of the Company's employees, consultants, contractors, or agents (for purposes of this Section IV, collectively referred to as "worker").
B.
Accordingly, both during employment with the Company and for twenty-four (24) months after the cessation of employment with the Company, Employee will not recruit, or attempt to recruit, any other worker of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential Information during Employee's last twenty-four (24) months of employment with the Company. For the purposes of this Section IV, "contact" means any business-related interaction between Employee and the other worker.

V. Notices Regarding Subsequent Employment. To facilitate compliance with this Agreement, Employee agrees to provide the Company with notice of Employee's post-Company employment during the time period encompassed by the restrictions contained herein. Such notice shall include the identity of the company with which Employee will be employed, Employee's job title, and Employee's general responsibilities in the job. The notice shall be given to the Employment Law Group, The Western Union Company, 7001 E. Belleview Ave., HQ 8, Denver, CO 80237within five (5) business days of Employee's acceptance of a job offer. Additionally, Employee agrees to provide a copy of this Agreement to prospective employers prior to commencing employment.

VI. Nondisparagement. Employee agrees not to make any disparaging comments about the Company, or its officers, directors, representatives, employees and agents; provided that nothing in this Agreement limits Employee's ability to communicate with any government

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January 2020 Page 5 of 8

agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency, nor does this Agreement limit Employee's right to receive an award for information provided to any government agency.

VII. Miscellaneous Provisions.

A.
Successorship. This Agreement inures to the benefit of any successors or assigns of the Company, and Employee's obligations apply equally to the Company and its successors or assigns.
B.
Amendments in Writing. No modification, amendment to, or waiver of this Agreement or any of its provisions shall be binding upon Employee or the Company unless made in writing and duly signed by both parties, except that Employee agrees that the Company may, at its option and without consideration, substitute less restrictive provisions relating to the provisions contained herein.
C.
Severability. The provisions (including subparagraphs) in this Agreement are severable and, if any provision is determined to be prohibited or unenforceable in any jurisdiction, it shall be deemed modified to render it enforceable. To the extent the provision cannot be modified to render it enforceable, it shall be severed and the remaining provisions shall nevertheless be binding and enforceable; provided however, that Employee agrees that the consideration offered in the LTIP Award agreement to which this Agreement is attached, as well as future LTIP Awards, are conditioned upon Employee's acceptance of and compliance with the terms of this Agreement as written. If Employee fails to comply with this Agreement as written, the Company and The Western Union Company will be relieved of their obligations under the LTIP Award agreement as well as future LTIP Awards agreements.

D. Court's Right to Modify Restrictions. The parties have attempted to limit Employee's activities only to the extent necessary to protect the Company's Trade Secrets, Confidential Information, and customer relationships. The parties agree that, if the scope or enforceability of this Agreement, or any part thereof, is in any way disputed at any time, a court may modify and enforce the paragraph to the extent it believes to be reasonable under the applicable law and circumstances.

E.
Injunctive Relief. Employee understands, acknowledges, and agrees that in the event of a breach or threatened breach of any of the covenants contained in this Agreement, the Company shall suffer irreparable injury for which there is no adequate remedy at law, and the Company will therefore be entitled to temporary, preliminary, and/or permanent injunctive relief, without bond or other security from the courts, enjoining additional breaches and threatened breaches. Employee further acknowledges that the Company also shall have the right to seek a remedy at law as well as or in lieu of equitable relief in the event of any such breach.
F.
Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to principles of

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conflict of law.

G.
Waiver of Jury Trial. The parties agree to waive their right to trial by jury for any dispute hereunder.
H.
Definition of Affiliate. For purposes of this Agreement, "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another Person. As used herein, "control" means the power to direct the management or affairs of a Person, and "ownership" means the beneficial ownership of at least 10% of the voting securities of the Person. The Company shall be deemed to control any settlement network in which it has any equity ownership. As used herein, "Person" means any corporation (including The Western Union Company), limited or general partnership, limited liability company, joint venture, association, organization or other entity.
I.
Waiver of Breach. The Company's waiver of a breach of any provision of this Agreement by the Employee does not waive any subsequent breach by the Employee, nor does the Company's failure to take action against any other employee for similar breaches operate as a waiver by the Company of Employee's breach of this Agreement.
J.
Attorney's Fees. If the Company must enforce any of its rights under this Agreement through legal proceedings, Employee agrees to reimburse the Company for all reasonable costs, expenses, and attorney's fees incurred by it in connection with the enforcement of its rights.
K.
Other Obligations. This Agreement is in addition to and not in lieu of other non-solicitation, non-disclosure, and non-competition obligations that Employee may owe to the Company.
L.
Electronic Acceptance. This Agreement may be accepted by Employee either manually by signing and dating this Agreement below or by means of a Company-approved electronic acceptance process. Employee understands and agrees that electronic acceptance by Employee of this Agreement has the same legal effect as a manual signature of this Agreement.

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ON BEHALF OF COMPANY EMPLOYEE

By: /s/ Steven E. Christoffersen___ By: /s/ Shelly Swanback____

The Western Union Company Employee Signature

Steven E. Christoffersen,

Assistant General Counsel

_3/27/2020_____________________

Date

CONFIDENTIALITY AND RESTRICTIVE COVENANT AGREEMENT FOR EMPLOYEES IN COLORADO

This Agreement is between Shelly Swanback (hereinafter referred to as "Employee") and Western Union, LLC, The Western Union Company, or its Affiliates for which Employee works or may work in the future (hereinafter individually and collectively referred to as the "Company"). Employee understands and agrees that should Employee become employed by another entity owned or otherwise affiliated with The Western Union Company (such as its divisions or unincorporated affiliates), the obligations of this agreement follow Employee to such other entity automatically and without further action, and that entity becomes the "Company" within the meaning of this Agreement.

In consideration of employment or continued employment by the Company, the grant to Employee of an award pursuant to The Western Union Company 2015 Long-Term Incentive Plan on February 18, 2021 ("LTIP Award") (incorporated herein by this reference), and other good and valuable consideration, Employee agrees as follows:

I. Protection of Trade Secrets and Confidential Information.

A. Employee agrees that the Company is engaged in a highly competitive business and has expended, and continues to expend, significant money, skill and time to develop and maintain valuable customer relationships, trade secrets, and confidential and proprietary information. Employee agrees that Employee's work for the Company will continue to bring Employee into close contact with many of the Company's customers, Trade Secrets, and Confidential Information (as defined below), the disclosure of which would cause the Company significant and irreparable harm. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect the Company's legitimate business interests in its customer relationships, Trade Secrets, and Confidential Information.

1. "Trade Secrets" includes but is not limited to the following:

a)
any data or information that is competitively sensitive or commercially valuable, and not generally known to the public, including, but not limited to, products planning information, marketing strategies, marketing results, forecasts or strategies, plans, finance, operations, reports, data, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company, and its customers, clients, and suppliers; and
b)
any scientific or technical information, design, process, procedure, formula, or improvement, computer software, object code, source code, specifications, inventions, systems information, whether or not patentable or copyrightable.

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2. "Confidential Information" means any data or information and documentation, other than Trade Secrets, which is valuable to the Company and not generally known to the public, including but not limited to:

a)
Financial information, including but not limited to earnings, assets, debts, prices, fee structures, volumes of purchases or sales, or other financial data, whether relating to the Company generally, or to particular products, services, geographic areas, or time periods; and
b)
Supply and service information, including but not limited to information concerning the goods and services utilized or purchased by the Company, the names and addresses of suppliers, terms of supplier service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of particular suppliers, though generally known or available, yields advantages to the Company the details of which are not generally known.
c)
Data or information of the Company's customers, suppliers, consumers or employees that the Company is prohibited by law, contract or Company policy from disclosing. By way of example such information includes but is not limited to:
(1)
Product specifications, marketing strategies, pricing, sales volumes, discounts;
(2)
Nonpublic personal information regarding consumers, including but not limited to names, addresses, credit card numbers, financial transactions, and account balances;
(3)
Personnel information, including but not limited to other employees' personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance skills, qualifications, and abilities, or other employee information (nothing in this provision, however, is intended to prohibit employee from disclosing to others information about Employee's compensation or the Employee's working conditions); and
(4)
Customer information, which is not protected by a separate confidentiality agreement, including but not limited to any compilations of past, existing or prospective customers,

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agreements between customers and the Company, status of customer accounts or credit, the identity of customer representatives responsible for entering into contracts with the Company, specific customer needs and requirements, or related information about actual or prospective customers or other nonpublic consumer information.

B. Non-Disclosure of Trade Secrets and Confidential Information. Employee

agrees that for so long as the pertinent information or documentation remains a Trade Secret, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Trade Secrets. Employee further agrees that during Employee's employment and after the cessation of Employee's employment with the Company, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Confidential Information. The obligations set forth herein shall not apply to any Trade Secrets or Confidential Information which shall have become generally known to competitors of the Company through no act or omission of Employee, nor shall the obligations set forth herein apply to disclosures made as required by law. Under 18 U.S.C. §1833(b), Employee shall not be held criminally or civilly liable under any Federal or State trade secret law for disclosing a Trade Secret in confidence (i) to either a Federal, State, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

Should Employee file a retaliation lawsuit alleging that Employee was retaliated against for reporting a suspected violation of law, Employee may disclose Trade Secret information to Employee's attorney and use that information in a court proceeding so long as (i) Employee files any document containing the Trade Secret information under seal, and (ii) does not disclose the Trade Secret, except pursuant to court order. This constitutes notice under 18 U.S.C. §1833(b)(3).

Notwithstanding the foregoing, nothing in this Agreement limits Employee's ability to communicate with any government agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency, nor does this Agreement limit Employee's right to receive an award for information provided to any government agency.

C. Return of Information. Upon cessation of Employee's employment with the

Company or at any time the Company requests, Employee agrees to return all Company materials and Trade Secrets and Confidential Information, and all copies thereof (including without limitation, all memoranda and notes containing the names, addresses, and needs of the Company's customers and prospective customers) in Employee's possession or over which Employee exercises control, and regardless of whether such materials were prepared by the Company, Employee, or a third party.

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II. Non-Competition.

A.
Employee agrees that Western Union, LLC (for purposes of this Section II only, referred to as "Western Union") is engaged in a highly competitive business. Employee agrees that due to Employee's position, and unique access to Western Union's Trade Secrets, Confidential Information, and other proprietary information, engaging in any business which is competitive with Western Union will cause Western Union great and irreparable harm. Employee agrees that Employee's work for Western Union has brought and will bring Employee into close contact with many of Western Union's customers, Trade Secrets, Confidential Information, and other proprietary information. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect Western Union's legitimate business interests in its customer relationships, Trade Secrets, Confidential Information, and other proprietary information.
B.
Employee agrees that while employed by Western Union, Employee will not engage in any activity that would create either an actual or apparent conflict of interest with any business interests of Western Union.
C.
Employee agrees that for twelve (12) months after the cessation of employment with Western Union for any reason, Employee shall not, on Employee's behalf or another's behalf, engage in any activities for a competitor of Western Union that are substantially similar to the activities Employee performed on behalf of Western Union within the geographic area that is the same or substantially similar to the geographic area that Employee serviced while employed by Western Union, except as prohibited by law.
D.
Employee agrees that prospective employers exist such that employment opportunities are available to Employee which would not be in violation of this Section II. Employee further agrees that this Section II is reasonable in scope and does not constitute a restraint of trade with respect to Employee's ability to obtain alternate employment in the event Employee's employment with Western Union terminates for any reason, and regardless of whether such termination is initiated by Employee or Western Union.

III. Non-Solicitation of Customers.

A. Employee agrees that Employee's work for Western Union has brought and will bring Employee into close contact with many of Western Union's Trade Secrets, Confidential Information, and other proprietary information. Employee agrees that while employed by the Company, Employee has had and will have contact with and has become and will become aware of the Company's customers and the representatives of those customers, their names and addresses, specific customer needs and requirements, and leads and references to prospective customers, and that Employee has benefited and added and will continue to benefit and add to the Company's goodwill with its customers and in the marketplace generally.

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Employee further agrees that loss of such customers will cause the Company significant and irreparable harm.

B. Accordingly, Employee agrees that, for twelve (12) months after the cessation of Employee's employment with the Company, Employee will not solicit, contact, call upon, or attempt to communicate with any customer or prospective customer of the Company for the purpose of providing any products or services substantially similar to those Employee provided while employed with the Company. This restriction shall apply only to any customer or prospective customer of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential Information, during the last twenty-four (24) months of Employee's employment with the Company. For the purpose of this Section III(B), "contact" means interaction between Employee and the customer or prospective customer which takes place to further the business relationship, or making sales to or performing services for the customer or prospective customer on behalf of the Company.

IV. Non-Solicitation of Employees and Others.

A.
Employee acknowledges and agrees that solely as a result of employment with the Company, Employee has and will come into contact with and has acquired and will acquire Trade Secrets or Confidential Information regarding some, most, or all of the Company's employees, consultants, contractors, or agents (for purposes of this Section IV, collectively referred to as "worker").
B.
Accordingly, both during employment with the Company and for twenty-four (24) months after the cessation of employment with the Company, Employee will not recruit, or attempt to recruit, any other worker of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential Information during Employee's last twenty-four (24) months of employment with the Company. For the purposes of this Section IV, "contact" means any business-related interaction between Employee and the other worker.

V. Notices Regarding Subsequent Employment. To facilitate compliance with this Agreement, Employee agrees to provide the Company with notice of Employee's post-Company employment during the time period encompassed by the restrictions contained herein. Such notice shall include the identity of the company with which Employee will be employed, Employee's job title, and Employee's general responsibilities in the job. The notice shall be given to the Employment Law Group, The Western Union Company, 7001 E. Belleview Ave., HQ 8, Denver, CO 80237 within five (5) business days of Employee's acceptance of a job offer. Additionally, Employee agrees to provide a copy of this Agreement to prospective employers prior to commencing employment.

VI. Nondisparagement. Employee agrees not to make any disparaging comments about the Company, or its officers, directors, representatives, employees and agents; provided that nothing in this Agreement limits Employee's ability to communicate with any government

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agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency, nor does this Agreement limit Employee's right to receive an award for information provided to any government agency.

VII. Miscellaneous Provisions.

A.
Successorship. This Agreement inures to the benefit of any successors or assigns of the Company, and Employee's obligations apply equally to the Company and its successors or assigns.
B.
Amendments in Writing. No modification, amendment to, or waiver of this Agreement or any of its provisions shall be binding upon Employee or the Company unless made in writing and duly signed by both parties, except that Employee agrees that the Company may, at its option and without consideration, substitute less restrictive provisions relating to the provisions contained herein.
C.
Severability. The provisions (including subparagraphs) in this Agreement are severable and, if any provision is determined to be prohibited or unenforceable in any jurisdiction, it shall be deemed modified to render it enforceable. To the extent the provision cannot be modified to render it enforceable, it shall be severed and the remaining provisions shall nevertheless be binding and enforceable; provided however, that Employee agrees that the consideration offered in the LTIP Award agreement to which this Agreement is attached, as well as future LTIP Awards, are conditioned upon Employee's acceptance of and compliance with the terms of this Agreement as written. If Employee fails to comply with this Agreement as written, the Company and The Western Union Company will be relieved of their obligations under the LTIP Award agreement as well as future LTIP Awards agreements.
D.
Court's Right to Modify Restrictions. The parties have attempted to limit Employee's activities only to the extent necessary to protect the Company's Trade Secrets, Confidential Information, and customer relationships. The parties agree that, if the scope or enforceability of this Agreement, or any part thereof, is in any way disputed at any time, a court may modify and enforce the paragraph to the extent it believes to be reasonable under the applicable law and circumstances.
E.
Injunctive Relief. Employee understands, acknowledges, and agrees that in the event of a breach or threatened breach of any of the covenants contained in this Agreement, the Company shall suffer irreparable injury for which there is no adequate remedy at law, and the Company will therefore be entitled to temporary, preliminary, and/or permanent injunctive relief, without bond or other security from the courts, enjoining additional breaches and threatened breaches. Employee further acknowledges that the Company also shall have the right to seek a remedy at law as well as or in lieu of equitable relief in the event of any such breach.
F.
Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to principles of

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conflict of law.

G.
Waiver of Jury Trial. The parties agree to waive their right to trial by jury for any dispute hereunder.
H.
Definition of Affiliate. For purposes of this Agreement, "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another Person. As used herein, "control" means the power to direct the management or affairs of a Person, and "ownership" means the beneficial ownership of at least 10% of the voting securities of the Person. The Company shall be deemed to control any settlement network in which it has any equity ownership. As used herein, "Person" means any corporation (including The Western Union Company), limited or general partnership, limited liability company, joint venture, association, organization or other entity.
I.
Waiver of Breach. The Company's waiver of a breach of any provision of this Agreement by the Employee does not waive any subsequent breach by the Employee, nor does the Company's failure to take action against any other employee for similar breaches operate as a waiver by the Company of Employee's breach of this Agreement.
J.
Attorney's Fees. If the Company must enforce any of its rights under this Agreement through legal proceedings, Employee agrees to reimburse the Company for all reasonable costs, expenses, and attorney's fees incurred by it in connection with the enforcement of its rights.
K.
Other Obligations. This Agreement is in addition to and not in lieu of other non-solicitation, non-disclosure, and non-competition obligations that Employee may owe to the Company.
L.
Electronic Acceptance. This Agreement may be accepted by Employee either manually by signing and dating this Agreement below or by means of a Company-approved electronic acceptance process. Employee understands and agrees that electronic acceptance by Employee of this Agreement has the same legal effect as a manual signature of this Agreement.

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On Behalf of The Western Union Company

By: /s/ Richard Searle

Richard Searle
Senior Counsel

I accept the grant of Options under the terms and conditions set forth in this Agreement.

By: /s/ Shelly Swanback _____________

Shelly Swanback

4/8/2021

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